SUPPLEMENT TO

CALVERT VARIABLE SERIES, INC.

Social Equity Portfolio

Prospectus dated April 30, 2008

Date of Supplement: March 27, 2009

Under “Subadvisors and Portfolio Managers” in the Prospectus, delete the information relating to Marilyn R. Irvin, CFA, in the portfolio manager chart for Atlanta Capital.  Below the information provided for William R. Hackney III, CFA, in the same portfolio manager chart, add the following information:

Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team
Paul J. Marshall, CFA	Vice President, Principal and Portfolio Manager	Since 2000	Director of Research, Atlanta Capital Mr. Marshall became a Portfolio Manager for this Portfolio in March 2009.	Portfolio Manager